Kraft Foods Group Back-to-School Conference September 3, 2014 1

Tony Vernon Chief Executive Officer 2

3 Kraft Foods Group, Inc. Forward-Looking Statements This presentation contains a number of forward-looking statements. The words “plan,” “drive,” “make,” “develop,” “change,” “opportunity,” “evolve,” “invent,” “deliver,” “extend,” “invest,” “become,” “improve,” “grow,” “target” and similar expressions are intended to identify the forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding Kraft’s growth, progress, investments, innovation, marketing and advertising, share of voice, cost management and cost savings plans, long-term targets and outlook for the North American Food and Beverage market, customers and consumers and dividends. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are beyond Kraft’s control. Important factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, but are not limited to, increased competition; Kraft’s ability to maintain, extend and expand its reputation and brand image; Kraft’s ability to differentiate its products from other brands; increasing consolidation of retail customers; changes in relationships with significant customers and suppliers; Kraft’s ability to predict, identify and interpret changes in consumer preferences and demand; Kraft’s ability to drive revenue growth in its key product categories, increase its market share, or add products; volatility in commodity, energy and other input costs; changes in Kraft’s management team or other key personnel; Kraft’s geographic focus in North America; changes in regulations; legal claims or other regulatory enforcement actions; product recalls or product liability claims; unanticipated business disruptions; Kraft’s ability to complete or realize the benefits from potential acquisitions, alliances, divestitures or joint ventures; Kraft’s indebtedness and ability to pay such indebtedness; disruptions in information technology networks and systems; Kraft’s inability to protect intellectual property rights; weak economic conditions; tax law changes; volatility of market-based impacts of post-employment benefit plans; pricing actions; and other factors. For additional information on these and other factors that could affect Kraft’s forward-looking statements, see Kraft’s risk factors, as they may be amended from time to time, set forth in its filings with the Securities and Exchange Commission, including its most recently filed Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. Kraft disclaims and does not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation.

4 Kraft Foods Group, Inc. We Have the Best Sandbox in Our Industry

5 Kraft Foods Group, Inc.

6 Kraft Foods Group, Inc. Our Market is Changing… Fast • Kraft products are in 98% of North American households • We have an obligation to our consumers and customers to innovate and contemporize our portfolio • We’re facing an unprecedented confluence of factors

7 Kraft Foods Group, Inc. Opportunity Resides in Some Key Areas • Hispanics • Millennials • Economically-strapped consumers • Tech savvy consumers • Nutrition & Well-Being • Alternative channels

8 Kraft Foods Group, Inc. Capture Profitable Growth by Evolving Our Playbook Kraft Playbook 1.0 Great marketing Best-in-industry innovation Good-Better-Best price/value ladders Lowest delivered cost Reinvest 50¢ of every $ of cost savings back into brands and people Kraft Playbook 2.0 Reinvent marketing Extend innovation to renovation Brand ubiquity across retail channels Total cost management Reinvest 50¢ of every $ of cost savings back into brands and people

9 Kraft Foods Group, Inc. Capture Profitable Growth by Evolving Our Playbook Kraft Playbook 1.0 Great marketing Best-in-industry innovation Good-Better-Best price/value ladders Lowest delivered cost Reinvest 50¢ of every $ of cost savings back into brands and people Kraft Playbook 2.0 Reinvent marketing Extend innovation to renovation Brand ubiquity across retail channels Total cost management Reinvest 50¢ of every $ of cost savings back into brands and people

Deanie Elsner Chief Marketing Officer 10

11 Kraft Foods Group, Inc. Heritage Brands with Consumer Affinity

12 Kraft Foods Group, Inc. Operating Landscape... A Confluence of Challenges Grocery Center of the Store = ~75%+ of Sales & Profit

Kraft in Categories that Still Can Drive Trips



Grocery Growing
Grocery Lagging
Grocery Losing
19%
18%
6%
6%
5%
5%
5%
5%
4%
4%
1%
0%
-1%
-2%
-4%
-4%
-5%
-7%
-7%
-8%
-9%
-9%
-9%
-10%
-10%
-12%
-15%
-16%
-20%
YOGURT
COFFEE
SALTY SNACKS
LUNCHMEAT
NUTS
BREAKFAST MEAT
WATER
COOKIES
WHOLESOME SNACKS
FRZN ENTREES
CRACKERS
CHEESE
CANDY
SALAD DRESSING
DRY PASTA
EGGS
FLOUR AND MEAL
SUGAR
FRZN VEGETABLES
BOXED PREP DINNERS
REF JUICE DRINKS
SS VEG
HOT CEREAL
BAKED BREAD
SS JUICES & DRINKS
ICE CREAM
MILK
RTE CEREAL
SOFT DRINKS
Kraft Presence

Source: Nielsen Homescan Data; 52 WE July 2014 vs. 2008; Percent Change Grocery Channel Trips

13 Kraft Foods Group, Inc.

14 Kraft Foods Group, Inc. C’s of Change - Transformational Shift in Landscape C USTOMER C OMMUNICATION C ONSUMER

15 Kraft Foods Group, Inc. -8 -6 -4 -2 0 2 4 6 Fewer Trips Impacting CPG Promotion Lifts 0 5 10 15 20 25 30 35 40 30 32 34 36 38 40 42 44 34% 2013 35% 2012 38% 2011 40% 2010 38% 1H’14 Percent of Sales on Any Promotion Promotional Lift % Source: Nielsen, Food & Beverages, x AOC Shopper Trips – % Chg. Vs. PY 52 weeks ending June 28, 2014 Mass Drug Dollar Grocery Conv/ Gas Super Center Club Military

16 Kraft Foods Group, Inc. TV Ratings Plummeting on Broadcast Viewing Fragmentation & Shorter Attention Spans Traditional Advertising Diluting Marketing Effectiveness Consumer Path To Purchase Has Been Redefined TODAY’S Consumer Decision Journey Source: McKinsey & Company Source: KPCB Internet Trends 2014 (Mary Meeker) 11.0 NIELSEN RATING (2004) 1.6 NIELSEN RATING (2014) Source: Nielsen Rating Adults 18-49

17 Kraft Foods Group, Inc. Forcing a Reassessment of Marketing Go-To Market Kraft Playbook 1.0 Great marketing Best-in-industry innovation Good-Better-Best price/value ladders Lowest delivered cost Reinvest 50¢ of every $ of cost savings back into brands and people Kraft Playbook 2.0 Reinvent marketing Extend innovation to renovation Brand ubiquity across retail channels Total cost management Reinvest 50¢ of every $ of cost savings back into brands and people

18 Kraft Foods Group, Inc. P P P P Innovation / Renovation & Quality Distribution/ Channel/ Merchandising Equity & Communication Revenue Realization Marketing/Brand Fundamentals DO NOT Change

19 Kraft Foods Group, Inc. Marketing Fundamentals DATA/TECHNOLOGY COHORTS MEDIA VEHICLES RETAIL CHANNELS INSIGHTS TARGETING ENGAGEMENT REAL-TIME DECISIONING New INPUTS: New CAPABILITIES: OPPORTUNITY INCREASING ROI New Inputs Demand New Marketing Capabilities

20 Kraft Foods Group, Inc. Right Message In the Right Medium at the Right Moment to drive Purchase “Agile” Marketing Becomes the New Normal To Buying Individuals Agnostic to the Medium From Buying Broad Demographic Targets in the Medium

21 Kraft Foods Group, Inc. Three Requirements To Win with Agile Marketing

22 Kraft Foods Group, Inc. Breadth Depth 100 MM Unique Visits 22K Attributes Captured 6.6 Billion Ad Impressions Served ~500+ Custom Consumer Segments + Household Level Purchase Data DATA Becomes the New Currency Data Kraft Advantaged with Unprecedented 1st Party Data!

23 Kraft Foods Group, Inc. Precision Marketing • $200+MM Pod Business in 2 years • Targeted only Keurig owners • Levered Kraft Dairy and Coffee expertise - Specialty Beverages NPD • First Coffee share growth since ‘09 Activating DATA Data

24 Kraft Foods Group, Inc. Kraft’s Social Listening Lab . . .at the Speed of Culture PARALLUX Harnessing Data Advanced Analytics INFRASTRUCTURE Developed to Harness Data Infrastructure

25 Kraft Foods Group, Inc. • Super Bowl Shortage crisis! • We heard from our biggest fans • Identified them on shortage map • Guided them through the crisis From Consumer Observations to Opportunities INFRASTRUCTURE Utilization Infrastructure Green Velvet Cupcakes • Levered social listening • Recipe developed using 4 Kraft Brands • Delivered content through own channels

26 Kraft Foods Group, Inc.

27 Kraft Foods Group, Inc. Source: ComScore MyMetrix, June 2014 kraftrecipes.com The #1 CPG Platform – Unparalleled Content! CONTENT Development that is “Share-Worthy” Content • 27K culinary professional recipes • 30K consumer submitted recipes • 1 billion recipe views per year • 68K food images Content •Ranked #7 among ALL recipe websites •Paid subscription base > Food & Wine • #1 Spanish language recipe source in print & web Publisher

28 Kraft Foods Group, Inc. • Grew Topline and Profit • 3X Exposure Goal • 2/3 Media Earned Content Driving Earned Media Share-worthy CONTENT Creation Content

29 Kraft Foods Group, Inc. Communication that is Precise, Accountable and Personalized while increasing ROI Objective Efficiency vs Effectiveness

30 Kraft Foods Group, Inc. INSIGHTS TARGET Sweet Savory Valuable, Niche Audiences - SKU-level purchase data Loyals, Lapsed, Bagels, Sweet, Savory, Plain Agile Marketing Case: Philadelphia Renovation MEDIUM/MOMENT Relevant Banners for Each User based on Time, Weather, and Location MESSAGE Lapsed Loyals Loyals Bagel Buyers Cohort

31 Kraft Foods Group, Inc. Creating a Self Sufficient Ecosystem Green Velvet Cupcakes

32 Kraft Foods Group, Inc.

33 Kraft Foods Group, Inc. Our Competitive Advantage Our Brands Our People

Teri List-Stoll Chief Financial Officer 34

35 Kraft Foods Group, Inc. Our transformation is a marathon, not a sprint Way we think Way we behave Way work gets done Way we use our enablers Way we run our business

36 Kraft Foods Group, Inc. A Sustainable Long-term Growth Algorithm Metric Long-Term Target 1 Market defined as the North American Food & Beverage market. 2 Operating Income, EPS and Free Cash Flow long-term targets exclude market-based impacts to post-employment benefit plans. 3 Free Cash Flow defined as cash flow from operations less capital expenditures. Organic Net Revenue Operating Income Dividends Profitable growth at or above market growth 1 Consistent mid-single-digit growth 2 Consistent mid-single-digit growth EPS Consistent mid-to-high, single-digit growth 2 Free Cash Flow At least 90% of net income 2,3 ROIC Consistent year-to-year improvement

37 Kraft Foods Group, Inc. Superior Dividend Payout Profitable Top-Line Growth Consistent Bottom-Line Growth Make Kraft North American Food & Beverage Company Best Investment in the Industry

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